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                                  UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                               2nd February, 2004

                              Evolve Oncology Inc.

             (Exact name of registrant as specified in its charter)

     Delaware                                                    13-4047693
----------------------                                       -------------------
State of Incorporation                                       IRS Employer ID No.

  151 South Ferry Quay
  Liverpool, Merseyside                                            L3 4EW
--------------------------------------                            --------
Address of principal Executive Offices                            Zip Code


               Registrant's Telephone Number +44 (0) 151 707 7898


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Item 2. Acquisition or Disposition of Assets

ACQUISITION OF ANTIBODY TECHNOLOGIES INC

On  February  2,  2004,  Evolve  Oncology  Inc  acquired  all of the  issued and
outstanding   shares  of  stock  of  Antibody   Technologies   Inc,   ("Antibody
Technologies"), a Corporation registered under the Laws of the State of Delaware. Antibody Technologies Inc, is engaged in the development of antibody technologies for the treatment of cancer.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements

At this time, it is impractical to file the requisite financial statements and pro forma financial information required. The Company expects to file such statements and information within sixty (60) days of the date when this Form 8-K is due to be filed.

Exhibits

10.1 ACQUISITION AGREEMENT relating to Antibody Technologies Inc


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 3, 2004

Evolve Oncology, Inc.


                                         /s/ Ian Warwick
                                         -----------------------
                                         By: Ian Warwick
                                         President